UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  September 11, 2009

                    Hydrogen Hybrid Technologies, Inc.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                    333-76242              45-0487463
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

           62 Waterbridge Way, Toronto, Ontario M1C 5B9 Canada
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                (Address of principal executive offices)

                             (315) 308-5968
                       ---------------------------
                       (Issuer's telephone number)

      2901 Bayview Ave. P.O. Box 91043, Toronto, Ontario M2K 2Y6 Canada
      -----------------------------------------------------------------
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

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


Item 5.01.  Changes in Control of Registrant.

Hydrogen Hybrid Technologies, Inc. (the "Registrant" or the "Company") accepted the resignation of Ira Lyons as Officer and Director.

Prior to his resignation, the Board added Frank Carino, the largest shareholder of the Company, as a director of the Registrant. Pursuant to Nevada Corporate law, NRS 78.335(5), the Board of Directors filled the Board vacancy with the nomination and acceptance of Mr. Frank Carino, effective immediately. The new board member will hold office for the unexpired term of his predecessor(s) and/or until his successor(s) are elected and qualified. Further, the board appointed Mr. Frank Carino as President, Secretary, and Treasurer.

On September 11, 2009, the Company filed an amended list of Officers/Directors with the Nevada Secretary of State, which names Frank Carino as Director, President, Secretary, and Treasurer of the Company

No agreements exist among present or former controlling stockholders or directors of the Registrant with respect to the election of the members of the board of directors, and to the Registrant's knowledge, no other agreements exist which might result in a change of control of the Registrant.

CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:


Name                      Age                    Position
-------------             ---                 ------------------------------
Frank Carino              46                  Chairman & CEO
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


Biography of Frank Carino
-------------------------

Mr. Carino for the past 10 years has worked as a corporate consultant by assisting corporations in the evaluation of specific industry trends and the competition in the industry. He has helped companies in their business development, capitalization, marketing and sales of its products and services.

Mr. Carino helped create Canadian Hydrogen Energy Company a Company that developed a hydrogen injection system to help fuel efficiency.

He has also assisted companies in developing, studying and evaluating new customer opportunities, strategic relationships, and in matters of corporate sales activities, corporate strategy, corporate funding and discussions pertaining to these activities.


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

Compensation of Directors
-------------------------

No director receives any fee, salary or commission for service as a director. In addition, no such arrangement is contemplated for the foreseeable future.

SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table presents information, to the best of our knowledge, about the ownership of our common stock on September 11, 2009 relating to those persons known to beneficially own more than 5% of our capital stock and by our named executive officer and sole director.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days after September 3, 2009 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of Nevada Processing Solutions common stock.

We do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

                                                       Amount
Title     Name and Address                             of shares    Percent
of        of Beneficial                                held by      of
Class     Owner of Shares                Position      Owner        Class(1)
-----------------------------------------------------------------------------
Common     Frank Carino(2)               Director/CEO    27,338,000     29.1%
Common     Salvatore Oliveti(3)          Shareholder      7,331,000      7.8
Common     Bruzzese Mielina Angela(4)    Shareholder      7,331,000      7.8
Common     HHT ESOP(5)                   Shareholder      4,556,000      4.8%
-----------------------------------------------------------------------------

All Executive Officers, Directors
as a Group  (1 person)                                   27,338,000     29.1%

(1) The percentages listed in the percent of class column are based upon 93,750,361 issued and outstanding shares of Common Stock.
(2)  Frank Carino, 62 Waterbridge Way, Toronto, Ontario M1C 5B9 Canada
(3)  Salvatore Oliveti, 11090 Pinevalley Rod., Woodridge, ON L4L 1A6 Canada
(4)  Bruzzese Mielina Angela, 106 Birch Ave., Richmond Hills, ON  L4C 6C7
     Canada
(5) Canadian Hydrogen Energy Company Ltd., 182 Wellington St. W, Bowmanville, Ontario L1C 1W3
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


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Registrant accepted the resignation of Ira Lyons as Officer and Director. Pursuant to Nevada Corporate law, NRS 78.335(5), the Board of Directors filled the Board vacancy with the nomination and acceptance of Frank
Carino., effective immediately. The new board member will hold office for the unexpired term of his predecessor(s) and/or until his successor(s) are elected and qualified. Further, the board appointed Frank Carino as Chief Executive Officer of the Registrant.


Item 8.01  Other Events

The Company's mailing address and business address have been changed from 2901 Bayview Ave., P.O. Box 91043, Toronto, Ontario M2K 2Y6 Canada to 62 Waterbridge Way, Toronto, Ontario M1C 5B9 Canada effective September 11, 2009. The Company's new telephone number is: (315) 308-5968.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Hydrogen Hybrid Technologies, Inc.
                                   ----------------------------------
                                               Registrant

                                By: /s/ Frank Carino
                                ------------------------------------
                                Name:   Frank Carino
                                Title:  Director/CEO

Dated:  September 12, 2009


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